SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 2, 2000

                         priceline.com Incorporated
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

      Delaware                        0-25581                  06-1528493
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(State or other Jurisdiction   (Commission File Number)       (IRS Employer
of Incorporation)                                          Identification No.)

             800 Connecticut Avenue, Norwalk, Connecticut    06854
             --------------------------------------------------------
                  (Address of principal office)            (zip code)

             Registrant's telephone number, including area code
                               (203) 299-8000

                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)





ITEM 9.    REGULATION FD DISCLOSURE.

Third Quarter Earnings

         On November 2, 2000, priceline.com Incorporated, a Delaware corporation ("priceline.com"), announced its third quarter financial results, including third quarter revenues of $341 million and net loss per share, excluding certain items, of $0.01 per share. The information set forth above is qualified in its entirety by reference to the press release and statistical supplement issued by priceline.com on November 2, 2000, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.


      Exhibits.

      99.1        Press Release issued by priceline.com on November 2, 2000.
      99.2        Financial Data Supplement (supplement to Press Release).




                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRICELINE.COM INCORPORATED

                                    By:      /s/ Daniel H. Schulman
                                             -------------------------------
                                             Name:  Daniel H. Schulman
                                             Title:  Chief Executive Officer

Date:  November 3, 2000




                               EXHIBIT INDEX


Exhibit No.          Description

99.1                Press Release issued by priceline.com on November 2, 2000.
99.2                Financial Data Supplement (supplement to Press Release).